United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

September 3, 2024

Date of Report (Date of earliest event reported)

JVSPAC Acquisition Corp.

(Exact Name of Registrant as Specified in its Charter)

British Virgin Islands	001-41922	n/a
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

G/F Hang Tak Building 1 Electric Street Wan Chai Hong Kong	n/a
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +852 9258 9728

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units	JVSAU	The Nasdaq Stock Market LLC
Class A Ordinary Shares, no par value	JVSA	The Nasdaq Stock Market LLC
Rights	JVSAR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into Material Definitive Agreement.

First Amendment to Merger Agreement

As previously disclosed on April 8, 2024, JVSPAC Acquisition Corp., a British Virgin Islands business company (the “JVSPAC”) entered into an Agreement and Plan of Merger (the “Original Merger Agreement” and, as it may be amended, supplemented or otherwise modified from time to time, the “Merger Agreement”) with (i) Hotel101 Global Pte. Ltd., a private company limited by shares incorporated under the laws of Singapore (“Hotel101 Global”), (ii) Hotel of Asia, Inc., a company with limited liability incorporated under the laws of the Philippines (“Hotel of Asia” and together with Hotel101 Global, the “Company Parties”), (iii) DoubleDragon Corporation, a company incorporated under the laws of the Philippines and listed on the Philippine Stock Exchange, Inc. (“DoubleDragon”); (iv) DDPC Worldwide Pte. Ltd., a private company limited by shares incorporated under the laws of Singapore and a wholly-owned subsidiary of DoubleDragon (“DDPC”), (v) Hotel101 Worldwide Private Limited, a private company limited by shares incorporated under the laws of Singapore (“Hotel101 Worldwide”, and together with DDPC, and DoubleDragon, the “Principal Shareholders”), (vi) Hotel101 Global Holdings Corp., an exempted company with limited liability incorporated under the laws of the Cayman Islands and a wholly-owned subsidiary of DoubleDragon (“PubCo”), (vii) HGHC 4 Pte. Ltd., a private company limited by shares incorporated under the laws of Singapore and a wholly-owned subsidiary of PubCo (“Merger Sub 1”), and (viii) HGHC 3 Corp., a British Virgin Islands business company and a wholly-owned subsidiary of PubCo (“Merger Sub 2”). Defined terms not otherwise defined herein shall the meanings ascribed to such terms in the Merger Agreement.

On September 3, 2024, JVSPAC entered into the First Amendment to Agreement and Plan of Merger (the “First Amendment”) with the Company Parties, the Principal Shareholders, PubCo, Merger Sub 1 and Merger Sub 2, that amended and modified the Original Merger Agreement. Pursuant to the First Amendment, (i) prior to the SPAC Merger and the Company Amalgamation, DoubleDragon will transfer 40% of the total issued share capital of Hotel of Asia to Hotel101 Global, in exchange for the issuance of 1,987,239 Hotel101 Global Shares, (ii) at the Company Amalgamation Effective Time, Hotel101 Global and Merger Sub 1 shall amalgamate and continue as one company, with Hotel101 Global being the surviving entity, and as a wholly owned subsidiary of PubCo, (iii) at the SPAC Merger Effective Time, Merger Sub 2 shall merge with and into JVSPAC with JVSPAC being the surviving entity, and a wholly owned subsidiary of PubCo, (iv) the definitions and provisions of “Closing Payment Shares”, “Consideration Shares”, “Hotel101 Global Shareholder Approval” and “Share Purchase Agreement” were amended, (v) at the Company Amalgamation Effective Time, each of Hotel101 Global Shares issued and outstanding immediately prior to the Company Amalgamation Effective Time shall automatically be cancelled in exchange for the right to receive one PubCo Ordinary Share to be issued on the Closing Date, aggregating to 195,500,000 PubCo Ordinary Shares in total, (vi) certain representations and warranties of the parties and certain covenants regarding D&O Tail Insurance, financial statements, minority shareholder rights, and other matters were amended, (vii) if the Closing is not expected to occur by January 23, 2025 and termination of the Merger Agreement has not occurred, then Hotel101 Global shall deposit into the SPAC’s working capital account US$2,000,000 to extend the existence and cover certain expenses of JVSPAC, as further described in the First Amendment, (viii) modifications were made to the termination provisions and the Termination Fee was increased to US$2,000,000, and (ix) certain schedules and exhibits to the Original Merger Agreement were amended.

The foregoing description of the First Amendment is not complete and is subject to and qualified in its entirety by reference to the full text of the First Amendment which is filed as Exhibit 2.1 hereto, and the terms of which are incorporated herein by reference. The description of the First Amendment is qualified in its entirety by reference thereto.

Additional Information About the Business Combination and Where to Find It

The proposed Transactions will be submitted to shareholders of JVSPAC for their consideration and approval. JVSPAC and PubCo intend to jointly file a registration statement (the “Registration Statement”) with the SEC which will include a preliminary proxy statement in connection with JVSPAC’s solicitation for proxies for the vote by JVSPAC’s shareholders in connection with the proposed Transactions and other matters as described in the Registration Statement, as well as a prospectus relating to the offer of the securities to be issued to Hotel101 Global’s shareholders in connection with the completion of the proposed Transactions. After the Registration Statement is filed and declared effective, JVSPAC will mail a definitive proxy statement and other relevant documents to its shareholders as of the record date established for voting on the proposed Transactions. JVSPAC’s shareholders and other interested persons are advised to read, once available, the preliminary proxy statement/prospectus and any amendments thereto and, once available, the definitive proxy statement/prospectus, in connection with JVSPAC’s solicitation of proxies for its special meeting of shareholders to be held to approve, among other things, the proposed Transactions, because these documents will contain important information about JVSPAC, Hotel101 Global and the proposed Transactions. Shareholders may also obtain a copy of the preliminary or definitive proxy statement, once available, as well as other documents filed with the SEC regarding the proposed Transactions and other documents filed with the SEC by JVSPAC, without charge, at the SEC’s website located at www.sec.gov or by directing a request to JVSPAC or by writing to JVSPAC at G/F Hang Tak Building 1 Electric Street Wan Chai Hong Kong. INVESTORS AND SECURITY HOLDERS OF JVSPAC ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTIONS THAT JVSPAC AND PUBCO WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT JVSPAC, PUBCO, HOTEL101 GLOBAL AND THE TRANSACTIONS.

Participants in the Solicitation

JVSPAC, DoubleDragon, Hotel101 Global, and their respective directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitations of proxies from JVSPAC’s shareholders in connection with the proposed Transactions. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of JVSPAC’s shareholders in connection with the proposed Transactions will be set forth in the proxy statement/prospectus to be filed with the SEC in connection with the Transactions. You can find more information about JVSPAC’s directors and executive officers in JVSPAC’s final prospectus related to its initial public offering dated January 18, 2024. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests will be included in the proxy statement/prospectus when it becomes available. Shareholders, potential investors and other interested persons should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

Forward Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, both as amended, which may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding projections, estimates and forecasts of revenue and other financial and performance metrics, projections of market opportunity and expectations, the estimated enterprise value of the combined company, Hotel101 Global’s ability to scale and grow its business, the advantages and expected growth of the combined company, the combined company’s ability to source and retain talent, the cash position of the combined company following closing of the Transactions, JVSPAC’s and Hotel101 Global’s ability to consummate the Transactions, and expectations related to the terms and timing of the Transactions, as applicable. These statements are based on various assumptions, whether or not identified in this Current Report, and on the current expectations of JVSPAC’s and Hotel101 Global’s management and are not predictions of actual performance.

These forward-looking statements are provided for illustrative purposes only and are not intended to serve, and must not be relied on by any investor, as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of JVSPAC and Hotel101 Global. These forward-looking statements are not guarantees of future performance and are subject to a number of risks and uncertainties, assumptions (including assumptions about general economic, market, industry and operational factors), known or unknown, including the ability of JVSPAC and Hotel101 Global to successfully or timely consummate the proposed Transactions, including the risk that any regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed Transactions or approval of the shareholders of JVSPAC or Hotel101 Global; failure to realize the anticipated benefits of the proposed Transactions; the combined company’s ability to execute on its business model, potential business expansion opportunities in foreign countries and growth strategies, retain and expand customers’ use of its hotel services and attract new customers, and source and maintain talent; risks relating to the combined company’s sources of cash and cash resources; risks relating to Hotel101 Global’s business; risks relating to JVSPAC’s and the combined company’s vulnerability to security breaches; risks relating to the combined company’s ability to manage future growth; the effects of competition on the combined company’s future business; the amount of redemption requests made by JVSPAC’s public shareholders; the outcome of any potential litigation, government and regulatory proceedings, investigations and inquiries involving the parties to the Transactions; the impact of the COVID-19 pandemic on Hotel101 Global’s or the combined company’s business and the global economy; and those factors discussed in JVSPAC’s final prospectus related to its initial public offering dated January 18, 2024, under the heading “Risk Factors,” in JVSPAC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 under the heading “Risk Factors” filed with the SEC on April 1, 2024 and other documents filed, or to be filed, by JVSPAC or PubCo with the SEC. If any of these risks materializes or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither JVSPAC nor Hotel101 Global presently knows or that JVSPAC and Hotel101 Global currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect JVSPAC’s and Hotel101 Global’s expectations, plans or forecasts of future events and views as of the date of this Current Report. JVSPAC and the Hotel101 Global anticipate that subsequent events and developments will cause JVSPAC’s and Hotel101 Global’s assessments to change. However, while JVSPAC and Hotel101 Global may elect to update these forward-looking statements at some point in the future, JVSPAC and Hotel101 Global specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing JVSPAC’s and Hotel101 Global’s assessments as of any date subsequent to the date of this Current Report. Accordingly, undue reliance should not be placed upon the forward-looking statements.

No Offer or Solicitation

This Current Report does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

2.1*	First Amendment to Merger Agreement dated September 3, 2024 by and among JVSPAC Acquisition Corp., Hotel101 Global Pte. Ltd., Hotel of Asia, Inc., DoubleDragon Corporation, and other named parties therein.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Certain exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The registrant hereby undertakes to furnish copies of the omitted schedules and exhibits upon request by the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 5, 2024

JVSPAC ACQUISITION CORP.

By:	/s/ Albert Wong
Name:	Albert Wong
Title:	Chief Executive Officer

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